EXHIBIT (g)(1)(b)


                                   APPENDIX A
                                       TO
                             THE CUSTODIAN AGREEMENT
                                     BETWEEN
                                  FORWARD FUNDS
                                       and
                          BROWN BROTHERS HARRIMAN & CO

The following is a list of Funds/Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of 6/30/2005 "the Agreement".

                       FORWARD ASIA EX-JAPAN EQUITIES FUND
                         FORWARD BANKING & FINANCE FUND
                      FORWARD EASTERN EUROPE EQUITIES FUND
                          FORWARD EMERGING MARKETS FUND
                               FORWARD GROWTH FUND
                        FORWARD INTERNATIONAL EQUITY FUND
                     FORWARD INTERNATIONAL FIXED INCOME FUND
                   FORWARD INTERNATIONAL SMALL COMPANIES FUND
                          FORWARD LARGE CAP EQUITY FUND
                               FORWARD LEGATO FUND
                     FORWARD LONG/SHORT CREDIT ANALYSIS FUND
                              FORWARD MINI CAP FUND
                           FORWARD OPPORTUNITIES FUND
                      FORWARD PROGRESSIVE REAL ESTATE FUND
                          FORWARD SMALL CAP EQUITY FUND

02- MAY-08                           1 OF 2                          APPENDIX A

                         SIERRA CLUB EQUITY INCOME FUND
                             SIERRA CLUB STOCK FUND



FORWARD FUNDS                                BROWN BROTHERS HARRIMAN & CO.

By:    /s/ Barbara Tolle                     By:    /s/ Susan C. Livingston
       ----------------------------                 ----------------------------
Name:  Barbara Tolle                         Name:  Susan C. Livingston
Title: Treasurer                             Title: Partner
Date:  5/12/08                               Date:  May 9, 2008







































02- MAY-08                           2 OF 2                          APPENDIX A